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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 19, 2002

PEREGRINE SYSTEMS, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-22209 Commission File No.	95-3773312 (I.R.S. Employer Identification Number)

3611 Valley Centre Drive
San Diego, California 92130
(Address of principal executive offices)

(858) 481-5000
(Registrant's telephone number, including area code)

ITEM 5.    OTHER EVENTS

        On February 19, 2002, Peregrine Systems, Inc. issued a press release announcing that the Board of Directors of Peregrine Systems approved the adoption of a Stockholder Rights Plan. The press release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

  (c)
  Exhibits.

  Exhibit 99.1        Peregrine Systems, Inc. Press Release issued February 19, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Peregrine Systems, Inc. (Registrant)
Date: March 1, 2002
	By:	/s/ MATTHEW C. GLESS Matthew C. Gless Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number
99.1	Peregrine Systems, Inc. Press Release issued February 19, 2002.

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SIGNATURE
EXHIBIT INDEX